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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                           Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                     Pioneer Cullen
                     Value Fund
--------------------------------------------------------------------------------
                     Semiannual Report | December 31, 2011
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A CVFCX
                     Class B CVFBX
                     Class C CVCFX
                     Class R CVRFX
                     Class Y CVFYX
                     Class Z CVFZX

                     [LOGO]PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          22
Notes to Financial Statements                                                 32
Approval of Investment Advisory and Sub-Advisory Agreements                   40
Trustees, Officers and Service Providers                                      45



                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11 globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

* Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

The equity market struggled during the six-month period ended December 31, 2011, as investors' fears about the European debt crisis and its possible effect on the global economy increased. In the following interview, James P. Cullen, President of Cullen Capital Management LLC, Pioneer Cullen Value Fund's subadviser, discusses the factors that affected the performance of the Fund during the six months ended December 31, 2011. Mr. Cullen oversees the team responsible for the daily management of the Fund.

Q    How did the Fund perform during the six months ended December 31, 2011?

A Pioneer Cullen Value Fund Class A shares returned -8.69% at net asset value during the six months ended December 31, 2011, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned -3.70%. During the same six-month period, the average return of the 539 mutual funds in Lipper's Large Cap Value Funds category was -6.90%

Q What was the general market environment like during the six months ended December 31, 2011, and how was the Fund's performance affected by that environment?

A The domestic stock market delivered generally negative returns during the six-month period as investors focused on a variety of issues that potentially could undercut economic growth. The sovereign-debt crisis in Europe and its potential effects on the major European banks were among investors' greatest concerns. Many observers worried that the European economy would fall back into recession and that such an occurrence could have a contagion effect on the global economy. The concerns about Europe had a particularly strong impact on the performance of American Depository Receipts (ADRs) traded on U.S. stock exchanges. (ADRs are negotiable certificates that are denominated in the U.S. dollar and that represent a specified number of shares of stock of a foreign corporation.) ADRs sold off severely during the six-month period, even in cases when the actual company represented by specific ADRs produced good earnings results.

     The domestic equity market endured its greatest volatility in the third calendar quarter of 2011 (July through September). In a general stock sell-off, the market saw an outflow of investor assets. Equity-oriented mutual funds, for example, suffered a decline in total assets, while assets in bond funds increased. The market environment appeared to stabilize somewhat, however, in the final quarter of 2011.

4  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

     Exposure to ADRs was the primary factor behind the Fund's benchmark-relative underperformance during the six-month period ended December 31, 2011. The Fund maintained a substantial weighting in ADRs of foreign corporations with healthy earnings prospects -- companies that we believed represented good investment values. As of December 31, 2011, for example, approximately 25% of the Fund's net assets were invested in ADRs. The ADRs tended to be of European corporations that are major global competitors and that derive most of their earnings from operations outside Europe. Nevertheless, many of the ADRs suffered significant price losses during the six-month period as investors fled from securities they believed exposed them to European debt problems. The cumulative negative effect of the Fund's ADR holdings held back relative performance, despite generally positive returns from the Fund's domestic stock holdings and the solid earnings results from most foreign companies represented by the Fund's ADRs. By the end of 2011, many of the ADRs were selling at significantly lower prices than their American counterparts with similar businesses and earnings. In pharmaceuticals, for example, the ADR of German corporation AG Bayer was selling at a price/earnings (P/E) ratio of about 9, and the ADR of Swiss company Novartis was selling at a P/E of about 10; while the stock of American corporation Bristol Myers was selling at a P/E of about 15. The situation was the same in other industries and sectors outside of pharmaceuticals.

     While the Fund's exposure to ADRs resulted in underperformance of the S&P 500 during the six months ended December 31, 2011, we retained the positions, believing the holdings continued to represent demonstrably good investment opportunities at very attractive price levels. We anticipate that as time progresses, the Fund's ADRs of globally oriented companies may be able to produce strong investment results. The Fund's positioning is consistent with our long-term investment discipline, which emphasizes fundamental analysis of individual stocks and which focuses on what we believe are higher-quality companies whose stock values appear inexpensive. We especially like to invest the Fund in stocks offering above-average dividend yields.

Q What individual investments most affected the Fund's performance in 2011, both positively and negatively?

A The Fund's holdings in U.S.-based companies, most of which offered investors good dividends, generally performed well during the six-month period. In many cases, the Fund's top contributor holdings had characteristics similar to those of the Fund's notable detractor holdings. In such instances, the difference between the winners and losers during the period tended to be whether or not the stock was of a U.S.-based corporation: the U.S.-based firms were contributors to the Fund's

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     5
     performance, while the detractors usually were ADR holdings of a similar foreign corporation.

     In health care, for example, the Fund's ADR position in German pharmaceutical company A.G. Bayer declined by more than 20% during the six-month period, while the Fund's stock position in U.S.-based Bristol-Myers Squibb was up by more than 20%. In consumer staples, U.S.-based Kraft Foods and personal care paper products company Kimberly-Clark both had gains of 10% or more during the period, thus aiding the Fund's performance, while the Switzerland-based Nestle was down by about 7% and hurt the Fund's relative returns. In energy, U.S.-based ConocoPhillips' performance was flat during the six-month period, while ADRs for PetroChina and Brazil's Petrobras both were down by 15% or more and hurt the Fund's performance. In the industrials sector, Boeing was flat, while German infrastructure company ABB was a big detractor from the Fund's returns, declining by more than 25%.

     The fear of European exposure also hurt the returns of some U.S. companies owned by the Fund during the six-month period. In the financials sector, for example, the Fund's holding in Chubb, a high-quality, U.S.-focused insurer, gained 12%; while Citigroup, which is much more globally oriented, was hammered during the period and declined by more than 30%.

Q    What is your investment outlook?

A Equities, which had been out of favor for a good portion of 2011, are selling at extremely attractive valuations as we enter 2012. The fundamentals underlying stocks also appear favorable. Corporate earnings appear quite healthy, as cautious companies have strengthened their balance sheets by reducing debt while building up their cash positions. While we do not think corporations are likely to go on a spending spree, as they might have in the speculative bubble leading up to the 2008 financial crisis, we do think they will gradually put their money to work in investments that can translate into further earnings gains.

     One key element needed for a prolonged stock market rally, in our view, is high confidence about the future. Confidence typically is slow to return following a severe economic disruption. However, we think we should begin to see greater confidence as evidence accumulates that the economic recovery is gathering strength. The domestic economy has been showing more strength of late, and some progress even has been made in resolving the nagging European debt problems. While the looming 2012 U.S. elections are adding to the market's uncertainty, we believe both consumers and investors should begin to have greater confidence in the durability of the economy.

6  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

     We continue to believe in our value-oriented stock selection discipline for the Fund, which has built a solid record over time. The value investing style has been out of favor for much of the past two years, as stocks that typically are more speculative have tended to be the performance leaders. However, a look at the historical record suggests that now could be a good time to own a portfolio of higher-quality, low-priced stocks with good dividend* yields.

     We think the Fund is very well positioned to take advantage of the longer-term opportunities we see in the market.

     *    Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities

Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     7

Portfolio Summary | 12/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         74.4%
Depositary Receipts for International Stocks                               23.1%
Temporary Cash Investments                                                  2.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                21.5%
Industrials                                                                17.9%
Consumer Staples                                                           16.8%
Energy                                                                     10.0%
Telecommunication Services                                                  9.7%
Information Technology                                                      9.6%
Financials                                                                  8.6%
Consumer Discretionary                                                      5.1%
Materials                                                                   0.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Chubb Corp.                                                            4.50%
 2. ConocoPhillips, Inc.                                                   4.23
 3. Kraft Foods, Inc.                                                      4.14
 4. Unilever N.V.                                                          3.99
 5. Abbott Laboratories Co.                                                3.93
 6. Kimberly Clark Corp.                                                   3.92
 7. The Walt Disney Co.                                                    3.91
 8. Merck & Co. Inc.                                                       3.68
 9. Verizon Communications, Inc.                                           3.67
10. Covidien, Ltd.                                                         3.61

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                      12/31/11                      6/30/11
--------------------------------------------------------------------------------
  A                                        $ 17.03                       $ 18.96
--------------------------------------------------------------------------------
  B                                        $ 17.01                       $ 18.81
--------------------------------------------------------------------------------
  C                                        $ 16.92                       $ 18.74
--------------------------------------------------------------------------------
  R                                        $ 16.81                       $ 18.69
--------------------------------------------------------------------------------
  Y                                        $ 17.06                       $ 19.05
--------------------------------------------------------------------------------
  Z                                        $ 16.93                       $ 18.91
--------------------------------------------------------------------------------

Distributions per Share: 7/1/11-12/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment        Short-Term         Long-Term
Class                           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
  A                            $ 0.2822              $ --              $ --
--------------------------------------------------------------------------------
  B                            $ 0.0848              $ --              $ --
--------------------------------------------------------------------------------
  C                            $ 0.1308              $ --              $ --
--------------------------------------------------------------------------------
  R                            $ 0.2296              $ --              $ --
--------------------------------------------------------------------------------
  Y                            $ 0.3635              $ --              $ --
--------------------------------------------------------------------------------
  Z                            $ 0.3647              $ --              $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     9

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Cullen Value Fund at public offering price, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                          5.71%            5.09%
5 Years                                          -1.90            -3.06
1 Year                                           -4.62           -10.12
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                  1.13%            1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer Cullen                          S&P 500
                                   Value Fund                             Index
12/01                               $ 9,425                              $10,000
12/02                               $ 8,680                              $ 7,791
12/03                               $11,984                              $10,024
12/04                               $13,679                              $11,114
12/05                               $15,503                              $11,660
12/06                               $18,081                              $13,500
12/07                               $19,314                              $14,241
12/08                               $13,158                              $ 8,973
12/09                               $15,659                              $11,348
12/10                               $17,222                              $13,060
12/11                               $16,426                              $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class A shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of Cullen Value Fund's single class, which has been restated to reflect differences in any applicable sales charge (but not other differences in expenses). If all expenses of the Fund were reflected, the performance would be lower.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Cullen Value Fund, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.07%       5.07%
5 Years                                                     -2.77       -2.77
1 Year                                                      -5.45       -9.21
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             2.06%       2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Cullen                        S&P 500
                                     Value Fund                           Index
12/01                                 $10,000                            $10,000
12/02                                 $ 9,208                            $ 7,791
12/03                                 $12,713                            $10,024
12/04                                 $14,510                            $11,114
12/05                                 $16,328                            $11,660
12/06                                 $18,868                            $13,500
12/07                                 $19,989                            $14,241
12/08                                 $13,496                            $ 8,973
12/09                                 $15,916                            $11,348
12/10                                 $17,341                            $13,060
12/11                                 $16,396                            $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class B shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of Cullen Value Fund's single class, which has been restated to reflect differences in any applicable sales charge (but not other differences in expenses). If all expenses of the Fund were reflected, the performance would be lower.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over five years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     11

Performance Update | 12/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Cullen Value Fund, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.16%       5.16%
5 Years                                                     -2.64       -2.64
1 Year                                                      -5.33       -5.33
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             1.87%       1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Cullen                        S&P 500
                                     Value Fund                           Index
12/01                                 $10,000                            $10,000
12/02                                 $ 9,208                            $ 7,791
12/03                                 $12,713                            $10,024
12/04                                 $14,510                            $11,114
12/05                                 $16,331                            $11,660
12/06                                 $18,902                            $13,500
12/07                                 $20,044                            $14,241
12/08                                 $13,543                            $ 8,973
12/09                                 $15,998                            $11,348
12/10                                 $17,469                            $13,060
12/11                                 $16,539                            $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class C shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of Cullen Value Fund's single class, which has been restated to reflect differences in any applicable sales charge (but not other differences in expenses). If all expenses of the Fund were reflected, the performance would be lower.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Cullen Value Fund, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            If     If
Period                                                      Held    Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.28%       5.28%
5 Years                                                     -2.15       -2.15
1 Year                                                      -4.86       -4.86
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             1.63%       1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Cullen                        S&P 500
                                     Value Fund                           Index
12/01                                 $10,000                            $10,000
12/02                                 $ 9,162                            $ 7,791
12/03                                 $12,587                            $10,024
12/04                                 $14,296                            $11,114
12/05                                 $16,122                            $11,660
12/06                                 $18,641                            $13,500
12/07                                 $19,857                            $14,241
12/08                                 $13,486                            $ 8,973
12/09                                 $16,026                            $11,348
12/10                                 $17,576                            $13,060
12/11                                 $16,721                            $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class R shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of the predecessor Cullen Value Fund's single class, which has been restated to reflect the higher distribution and service fees of the Fund's Class R shares.

The performance shown for Class R shares for the period from February 28, 2005, to the commencement of operations of Class R shares on November 1, 2006, is based on the performance of the Pioneer Cullen Value Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning November 1, 2006, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through November 1, 2013, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     13

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Cullen Value Fund, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.96%       5.96%
5 Years                                                     -1.55       -1.55
1 Year                                                      -4.27       -4.27
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             0.78%       0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Pioneer Cullen                        S&P 500
                                     Value Fund                           Index
12/01                               $ 5,000,000                        $5,000,000
12/02                               $ 4,603,881                        $3,895,383
12/03                               $ 6,356,381                        $5,012,080
12/04                               $ 7,255,215                        $5,557,098
12/05                               $ 8,238,009                        $5,829,796
12/06                               $ 9,644,627                        $6,749,814
12/07                               $10,336,224                        $7,120,352
12/08                               $ 7,066,547                        $4,486,520
12/09                               $ 8,443,336                        $5,674,186
12/10                               $ 9,319,139                        $6,530,126
12/11                               $ 8,921,104                        $6,666,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class Y shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of the predecessor Cullen Value Fund's single class, which has not been restated to reflect any differences in expenses. The predecessor Cullen Value Fund had higher expenses than those of the Fund's Class Y shares. Since the fees for the predecessor fund's single class were higher than those of Class Y shares of the Fund, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Cullen Value Fund, compared to that of the S&P 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                            If          If
Period                                                      Held        Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.56%       5.56%
5 Years                                                     -2.07       -2.07
1 Year                                                      -4.30       -4.30
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                            Gross       Net
--------------------------------------------------------------------------------
                                                             0.76%       0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Pioneer Cullen                        S&P 500
                                     Value Fund                           Index
12/01                                 $10,000                            $10,000
12/02                                 $ 9,208                            $ 7,791
12/03                                 $12,713                            $10,024
12/04                                 $14,510                            $11,114
12/05                                 $16,445                            $11,660
12/06                                 $19,071                            $13,500
12/07                                 $20,141                            $14,241
12/08                                 $13,606                            $ 8,973
12/09                                 $16,263                            $11,348
12/10                                 $17,951                            $13,060
12/11                                 $17,180                            $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Cullen Value Fund acquired the assets and liabilities of the predecessor Cullen Value Fund on February 25, 2005. The performance shown for Class Z shares of the Fund from December 1, 2001, to February 25, 2005, is the performance of the predecessor Cullen Value Fund's single class, which has not been restated to reflect any differences in expenses. The predecessor Cullen Value Fund had higher expenses than those of the Fund's Class Z shares.

Performance shown for Class Z shares for the period from February 25, 2005, to the inception of Class Z shares on November 1, 2008, reflects the NAV performance of the Pioneer Cullen Value Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value Fund

Based on actual returns from July 1, 2011, through December 31, 2011.

----------------------------------------------------------------------------------------------------------------
Share Class                         A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------------
Beginning Account               $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
----------------------------------------------------------------------------------------------------------------
Ending Account Value            $   913.10    $   908.80    $   909.90    $   911.70    $   914.60    $   914.50
(afterexpenses)
on 12/31/11
----------------------------------------------------------------------------------------------------------------
Expenses Paid During Period*    $     5.63    $     9.88    $     9.03    $     6.73    $     3.71    $     3.75
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 2.06%, 1.88%, 1.40%, 0.77%, and 0.78% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011, through December 31, 2011.

----------------------------------------------------------------------------------------------------------------
Share Class                           A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------------
Beginning Account               $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
----------------------------------------------------------------------------------------------------------------
Ending Account Value            $ 1,019.25    $ 1,014.78    $ 1,015.69    $ 1,018.10    $ 1,021.27    $ 1,021.22
(after expenses)
on 12/31/11
----------------------------------------------------------------------------------------------------------------
Expenses Paid                   $     5.94    $    10.43    $     9.53    $     7.10    $     3.91    $     3.96
During Period*
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 2.06%, 1.88%, 1.40%, 0.77%, and 0.78% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     17

Schedule of Investments | 12/31/11 (unaudited)

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
              COMMON STOCKS -- 97.1%
              ENERGY -- 9.6%
              Integrated Oil & Gas -- 9.6%
 2,481,400    ConocoPhillips, Inc.                                        $  180,819,618
 9,381,200    Gazpom OAO (A.D.R.)*                                           100,200,597
   554,000    PetroChina Co., Ltd. (A.D.R.)*                                  68,867,740
 3,063,500    Petroleo Brasileiro SA                                          76,127,975
                                                                          --------------
                                                                          $  426,015,930
                                                                          --------------
              Total Energy                                                $  426,015,930
----------------------------------------------------------------------------------------
              MATERIALS -- 0.8%
              Fertilizers & Agricultural Chemicals -- 0.8%
   718,950    The Mosaic Co.*                                             $   36,256,649
                                                                          --------------
              Total Materials                                             $   36,256,649
----------------------------------------------------------------------------------------
              CAPITAL GOODS -- 15.2%
              Aerospace & Defense -- 6.9%
 1,421,600    Boeing Co.                                                  $  104,274,360
 2,869,600    Exelis, Inc.*                                                   25,969,880
 1,434,800    ITT Corp.                                                       27,734,684
 1,971,000    United Technologies Corp.                                      144,060,390
                                                                          --------------
                                                                          $  302,039,314
----------------------------------------------------------------------------------------
              Heavy Electrical Equipment -- 3.3%
 5,152,700    ABB, Ltd.                                                   $   97,025,341
16,600,000    Alstom SA                                                       48,970,000
                                                                          --------------
                                                                          $  145,995,341
----------------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.3%
 1,794,850    3M Co.                                                      $  146,693,091
----------------------------------------------------------------------------------------
              Industrial Machinery -- 1.7%
 2,869,600    Xylem, Inc., NY*                                            $   73,720,024
                                                                          --------------
              Total Capital Goods                                         $  668,447,770
----------------------------------------------------------------------------------------
              TRANSPORTATION -- 2.2%
              Railroads -- 2.2%
 1,398,320    Canadian Pacific Railway, Ltd.                              $   94,624,314
                                                                          --------------
              Total Transportation                                        $   94,624,314
----------------------------------------------------------------------------------------
              AUTOMOBILES & COMPONENTS -- 1.2%
              Auto Parts & Equipment -- 1.2%
   824,600    BorgWarner, Inc.*                                           $   52,560,004
                                                                          --------------
              Total Automobiles & Components                              $   52,560,004
----------------------------------------------------------------------------------------
              MEDIA -- 3.8%
              Movies & Entertainment -- 3.8%
 4,458,450    The Walt Disney Co.                                         $  167,191,875
                                                                          --------------
              Total Media                                                 $  167,191,875
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 12.5%
              Agricultural Products -- 1.5%
 2,270,000    Archer Daniels Midland Co.                                  $   64,922,000
----------------------------------------------------------------------------------------
              Packaged Foods & Meats -- 11.0%
 4,732,600    Kraft Foods, Inc.                                           $  176,809,936
 2,373,500    Nestle SA (A.D.R.)*                                            136,974,685
 4,953,600    Unilever N.V.                                                  170,255,232
                                                                          --------------
                                                                          $  484,039,853
                                                                          --------------
              Total Food, Beverage & Tobacco                              $  548,961,853
----------------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 3.8%
              Household Products -- 3.8%
 2,278,000    Kimberly-Clark Corp.                                        $  167,569,680
                                                                          --------------
              Total Household & Personal Products                         $  167,569,680
----------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 3.5%
              Health Care Equipment -- 3.5%
 3,426,700    Covidien, Ltd.                                              $  154,235,767
                                                                          --------------
              Total Health Care Equipment & Services                      $  154,235,767
----------------------------------------------------------------------------------------
              PHARMACEUTICALS & BIOTECHNOLOGY -- 17.4%
              Pharmaceuticals -- 17.4%
 2,983,000    Abbott Laboratories Co.                                     $  167,734,090
 1,133,700    Bayer AG (A.D.R.)                                               72,330,060
 3,809,200    Bristol-Myers Squibb Co.                                       134,236,208
 2,159,500    Johnson & Johnson, Inc.                                        141,620,010
 4,165,000    Merck & Co., Inc.                                              157,020,500
 1,617,950    Novartis AG (A.D.R.)*                                           92,498,202
                                                                          --------------
                                                                          $  765,439,070
                                                                          --------------
              Total Pharmaceuticals & Biotechnology                       $  765,439,070
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 4.0%
              Diversified Finance Services -- 4.0%
 2,448,140    Citigroup, Inc.                                             $   64,410,563
 3,307,050    JPMorgan Chase & Co.                                           109,959,413
                                                                          --------------
                                                                          $  174,369,976
                                                                          --------------
              Total Diversified Financials                                $  174,369,976
----------------------------------------------------------------------------------------
              INSURANCE -- 4.4%
              Property & Casualty Insurance -- 4.4%
 2,780,500    Chubb Corp.                                                 $  192,466,210
                                                                          --------------
              Total Insurance                                             $  192,466,210
----------------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 3.5%
              Systems Software -- 3.5%
 5,869,600    Microsoft Corp.                                             $  152,374,816
                                                                          --------------
              Total Software & Services                                   $  152,374,816
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     19

----------------------------------------------------------------------------------------
Shares                                                                    Value
----------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 5.8%
              Computer Hardware -- 1.5%
 2,583,000    Hewlett-Packard Co.                                         $   66,538,080
----------------------------------------------------------------------------------------
              Technology Distributors -- 4.3%
 2,657,550    Arrow Electronics, Inc.*                                    $   99,418,946
 2,936,900    Avnet, Inc.*                                                    91,308,220
                                                                          --------------
                                                                          $  190,727,166
                                                                          --------------
              Total Technology Hardware & Equipment                       $  257,265,246
----------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 9.4%
              Integrated Telecommunication Services -- 6.0%
 3,589,000    AT&T Corp.                                                  $  108,531,360
 3,900,000    Verizon Communications, Inc.                                   156,468,000
                                                                          --------------
                                                                          $  264,999,360
----------------------------------------------------------------------------------------
              Wireless Telecommunication Services -- 3.4%
 5,300,000    Vodafone Group Plc (A.D.R.)                                 $  148,559,000
                                                                          --------------
              Total Telecommunication Services                            $  413,558,360
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $3,826,593,203)                                       $4,271,337,520
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------------------
              TEMPORARY CASH INVESTMENTS -- 2.5%
              Repurchase Agreements -- 2.5%
43,530,000    RBC Capital Markets Corp., 0.02%, dated 12/30/11,
              repurchase price of $43,530,000 plus accrued interest on
              1/3/12 collateralized by $44,400,600 Federal National
              Mortgage Association (ARM), 3.754%, 12/1/39                 $   43,530,000
65,530,000    TD Securities, Inc., 0.01%, dated 12/30/11, repurchase
              price of $65,530,000 plus accrued interest on 1/3/12
              collateralized by $66,840,631 U.S. Treasury
              Bond, 2.375%, 1/15/27                                           65,530,000
                                                                          --------------
              Total Repurchase Agreements                                 $  109,060,000
----------------------------------------------------------------------------------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $109,060,000)                                         $  109,060,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.6%
              (Cost $3,935,653,203) (a)                                   $4,380,397,520
----------------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 0.4%                        $   19,722,758
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                                  $4,400,120,278
========================================================================================

*         Non-income producing security.

(A.D.R.)  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

20  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $3,936,045,159 was as follows:

          Aggregate gross unrealized gain for all investments in which there is an
            excess of value over tax cost                                             $704,761,636
          Aggregate gross unrealized loss for all investments in which there is an
            excess of tax cost over value                                             (260,409,275)
                                                                                      ------------
          Net unrealized gain                                                         $444,352,361
                                                                                      ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2011 aggregated $335,496,871 and $593,381,958, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities

  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------
                         Level 1           Level 2         Level 3    Total
------------------------------------------------------------------------------------
Common Stocks            $4,271,337,520    $         --    $--        $4,271,337,520
Repurchase Agreements                --     109,060,000     --           109,060,000
------------------------------------------------------------------------------------
Total                    $4,271,337,520    $190,060,000    $--        $4,380,397,520
====================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     21

Statement of Assets and Liabilities | 12/31/11 (unaudited)

ASSETS:
  Investment in securities (cost $3,935,653,203)            $4,380,397,520
  Cash                                                          19,146,156
  Receivables --
   Fund shares sold                                             10,409,950
   Dividends                                                    15,814,248
   Interest                                                        895,565
  Other                                                            153,775
--------------------------------------------------------------------------
     Total assets                                           $4,426,817,214
--------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                  $   25,793,841
   Due to Pioneer Investment Management, Inc.                       16,423
  Due to affiliates                                                742,628
  Accrued expenses                                                 144,044
--------------------------------------------------------------------------
     Total liabilities                                      $   26,696,936
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                           $4,638,608,482
  Undistributed net investment income                            5,428,341
  Accumulated net realized loss on investments                (688,660,862)
  Net unrealized gain on investments                           444,744,317
--------------------------------------------------------------------------
     Total net assets                                       $4,400,120,278
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,574,033,959/92,433,782 shares)       $        17.03
  Class B (based on $44,308,083/2,605,288 shares)           $        17.01
  Class C (based on $344,213,842/20,348,163 shares)         $        16.92
  Class R (based on $29,136,039/1,733,305 shares)           $        16.81
  Class Y (based on $2,371,730,631/139,019,487 shares)      $        17.06
  Class Z (based on $36,697,724/2,167,232 shares)           $        16.93
MAXIMUM OFFERING PRICE:
  Class A ($17.03 [divided by] 94.25%)                      $        18.07
==========================================================================

The accompanying notes are an integral part of these financial statements.

22  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Statement of Operations (unaudited)

For the Six Months Ended 12/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,874,298)     $  60,175,252
  Income from securities loaned, net                                221,832
------------------------------------------------------------------------------------------------
     Total investment income                                                       $  60,397,084
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $  14,333,015
  Transfer agent fees
   Class A                                                          686,956
   Class B                                                           52,215
   Class C                                                          172,778
   Class R                                                           14,812
   Class Y                                                          164,093
   Class Z                                                            8,167
  Distribution fees
   Class A                                                        2,172,984
   Class B                                                          241,043
   Class C                                                        1,879,745
   Class R                                                           82,409
  Shareholder communication expense                               3,032,839
  Administrative reimbursements                                     676,005
  Custodian fees                                                     44,492
  Registration fees                                                  95,127
  Professional fees                                                  95,225
  Printing expense                                                   49,091
  Fees and expenses of nonaffiliated trustees                        77,250
  Miscellaneous                                                      41,984
------------------------------------------------------------------------------------------------
     Total expenses                                                                $  23,920,230
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                        (5,560)
------------------------------------------------------------------------------------------------
     Net expenses                                                                  $  23,914,670
------------------------------------------------------------------------------------------------
       Net investment income                                                       $  36,482,414
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on:
   Investments                                                $(143,556,714)
   Class Actions                                                      2,013        $(143,554,701)
------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                     $(363,185,411)
------------------------------------------------------------------------------------------------
   Net loss on investments                                                         $(506,740,112)
------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                            $(470,257,698)
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     23

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            12/31/11            Year Ended
                                                            (unaudited)         6/30/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   36,482,414      $   69,245,287
Net realized gain (loss) on investments                       (143,554,701)        135,563,357
Change in net unrealized gain (loss) on investments           (363,185,411)        944,021,896
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                             $ (470,257,698)     $1,148,830,540
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.18 per share, respectively)        $  (26,025,849)     $  (22,372,948)
   Class B ($0.08 and $0.01 per share, respectively)              (221,047)            (24,296)
   Class C ($0.13 and $0.05 per share, respectively)            (2,656,119)         (1,335,658)
   Class R ($0.23 and $0.17 per share, respectively)              (390,615)           (345,314)
   Class Y ($0.36 and $0.25 per share, respectively)           (49,749,784)        (34,305,744)
   Class Z ($0.36 and $0.25 per share, respectively)              (733,366)           (486,529)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (79,776,780)     $  (58,870,489)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  474,356,192      $1,288,408,164
Reinvestment of distributions                                   71,230,743          51,859,646
Cost of shares repurchased                                    (940,895,652)     (1,636,034,162)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $ (395,308,717)     $ (295,766,352)
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $ (945,343,195)     $  794,193,699
NET ASSETS:
Beginning of period                                          5,345,463,473       4,551,269,774
----------------------------------------------------------------------------------------------
End of period                                               $4,400,120,278      $5,345,463,473
==============================================================================================
Undistributed net investment income                         $    5,428,341      $   48,722,707
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

----------------------------------------------------------------------------------------------
                                 '11 Shares     '11 Amount       6/11 Shares    6/11 Amount
                                 (unaudited)    (unaudited)
----------------------------------------------------------------------------------------------
Class A
Shares sold                        7,718,453    $ 131,990,941     24,555,876    $ 437,124,157
Reinvestment of distributions      1,411,135       24,073,978      1,139,974       20,656,331
Less shares repurchased          (27,592,765)    (472,847,656)   (47,648,972)    (853,065,257)
----------------------------------------------------------------------------------------------
   Net decrease                  (18,463,177)   $(316,782,737)   (21,953,122)   $(395,284,769)
==============================================================================================
Class B
Shares sold                           23,949    $     397,564         71,071    $   1,260,798
Reinvestment of distributions         10,970          186,935          1,148           20,728
Less shares repurchased             (500,113)      (8,473,177)    (1,127,701)     (19,997,521)
----------------------------------------------------------------------------------------------
   Net decrease                     (465,194)   $  (7,888,678)    (1,055,482)   $ (18,715,995)
==============================================================================================
Class C
Shares sold                          714,745    $  12,036,499      2,720,822    $  48,118,007
Reinvestment of distributions        119,662        2,028,281         56,070        1,008,075
Less shares repurchased           (4,243,717)     (71,452,385)    (7,668,568)    (135,130,166)
----------------------------------------------------------------------------------------------
   Net decrease                   (3,409,310)   $ (57,387,605)    (4,891,676)   $ (86,004,084)
==============================================================================================
Class R
Shares sold                          291,407    $   4,911,240      1,043,773    $  18,369,151
Reinvestment of distributions         20,791          350,327         17,959          321,116
Less shares repurchased             (668,388)     (11,589,478)      (671,585)     (12,084,888)
----------------------------------------------------------------------------------------------
   Net increase (decrease)          (356,190)   $  (6,327,911)       390,147    $   6,605,379
==============================================================================================
Class Y
Shares sold                       18,365,143    $ 315,076,597     42,477,718    $ 759,597,787
Reinvestment of distributions      2,566,042       43,879,311      1,623,335       29,496,003
Less shares repurchased          (21,319,149)    (362,571,952)   (33,376,068)    (599,345,591)
----------------------------------------------------------------------------------------------
   Net increase (decrease)          (387,964)   $  (3,616,044)    10,724,985    $ 189,748,199
==============================================================================================
Class Z
Shares sold                          583,400    $   9,943,351      1,325,876    $  23,938,264
Reinvestment of distributions         41,951          711,911         19,822          357,393
Less shares repurchased             (832,579)     (13,961,004)      (933,149)     (16,410,739)
----------------------------------------------------------------------------------------------
   Net increase (decrease)          (207,228)   $  (3,305,742)       412,549    $   7,884,918
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended  Year         Year         Year          Year          Year
                                                 12/31/11          Ended        Ended        Ended         Ended         Ended
                                                 (unaudited)       6/30/11      6/30/10      6/30/09       6/30/08       6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $    18.96        $    15.26   $    14.15   $    18.97    $    21.21    $    18.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                           $     0.17        $     0.25   $     0.19   $     0.22    $     0.24    $     0.26
 Net realized and unrealized gain (loss) on
 investments                                          (1.82)             3.63         1.09        (4.86)        (2.16)         2.86
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                    $    (1.65)       $     3.88   $     1.28   $    (4.64)   $    (1.92)   $     3.12
Distributions to shareowners:
 Net investment income                                (0.28)            (0.18)       (0.17)       (0.18)        (0.27)        (0.18)
 Net realized gain                                       --                --           --           --         (0.05)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $    (1.93)       $     3.70   $     1.11   $    (4.82)   $    (2.24)   $     2.93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    17.03        $    18.96   $    15.26   $    14.15    $    18.97    $    21.21
====================================================================================================================================
Total return*                                         (8.69)%           25.50%        8.95%      (24.41)%       (9.22)%       17.13%
Ratio of net expenses to average net assets+           1.17%**           1.13%        1.17%        1.18%         1.09%         1.09%
Ratio of net investment income to average net
 assets+                                               1.41%**           1.23%        1.08%        1.63%         1.28%         1.67%
Portfolio turnover rate                                  15%**             12%          12%          19%           13%           15%
Net assets, end of period (in thousands)         $1,574,034        $2,102,980   $2,027,653   $2,021,300    $2,224,629    $1,828,453
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          1.17%**           1.13%        1.17%        1.18%         1.09%         1.09%
 Net investment income                                 1.41%**           1.23%        1.08%        1.63%         1.28%         1.67%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                          1.17%**           1.13%        1.17%        1.18%         1.09%         1.08%
 Net investment income                                 1.41%**           1.23%        1.08%        1.63%         1.29%         1.68%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended   Year       Year       Year        Year        Year
                                                          12/31/11           Ended      Ended      Ended       Ended       Ended
                                                          (unaudited)        6/30/11    6/30/10    6/30/09     6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                      $  18.81           $  15.13   $  14.03   $  18.75    $  20.96    $  18.11
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.08           $   0.10   $   0.06   $   0.12    $   0.08    $   0.10
 Net realized and unrealized gain (loss) on investments      (1.80)              3.59       1.07      (4.83)      (2.16)       2.81
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  (1.72)          $   3.69   $   1.13   $  (4.71)   $  (2.08)   $   2.91
Distributions to shareowners:
 Net investment income                                       (0.08)             (0.01)     (0.03)     (0.01)      (0.08)      (0.05)
 Net realized gain                                              --                 --         --         --       (0.05)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (1.80)          $   3.68   $   1.10   $  (4.72)   $  (2.21)   $   2.85
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  17.01           $  18.81   $  15.13   $  14.03    $  18.75    $  20.96
====================================================================================================================================
Total return*                                                (9.12)%            24.37%      8.03%    (25.12)%     (9.99)%     16.09%
Ratio of net expenses to average net assets+                  2.06%**            2.06%      2.05%      2.12%       1.93%       2.00%
Ratio of net investment income to average net assets+         0.53%**            0.30%      0.19%      0.66%       0.44%       0.75%
Portfolio turnover rate                                         15%**              12%        12%        19%         13%         15%
Net assets, end of period (in thousands)                  $ 44,308           $ 57,748   $ 62,428   $ 68,240    $104,145    $112,795
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 2.06%**            2.06%      2.05%      2.12%       1.93%       2.00%
 Net investment income                                        0.53%**            0.30%      0.19%      0.66%       0.44%       0.75%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 2.06%**            2.06%      2.05%      2.11%       1.92%       1.99%
 Net investment income                                        0.53%**            0.30%      0.19%      0.67%       0.45%       0.76%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11    27

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended   Year       Year       Year        Year        Year
                                                          12/31/11           Ended      Ended      Ended       Ended       Ended
                                                          (unaudited)        6/30/11    6/30/10    6/30/09     6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $  18.74           $  15.09   $  14.00   $  18.72    $  20.95    $  18.12
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.09           $   0.11   $   0.06   $   0.13    $   0.09    $   0.11
 Net realized and unrealized gain (loss) on investments      (1.78)              3.59       1.09      (4.81)      (2.15)       2.82
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  (1.69)          $   3.70   $   1.15   $  (4.68)   $  (2.06)   $   2.93
Distributions to shareowners:
 Net investment income                                       (0.13)             (0.05)     (0.06)     (0.04)      (0.12)      (0.09)
 Net realized gain                                              --                 --         --         --       (0.05)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (1.82)          $   3.65   $   1.09   $  (4.72)   $  (2.23)   $   2.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  16.92           $  18.74   $  15.09   $  14.00    $  18.72    $  20.95
====================================================================================================================================
Total return*                                                (9.01)%            24.54%      8.16%    (24.98)%     (9.92)%     16.21%
Ratio of net expenses to average net assets+                  1.88%**            1.87%      1.92%      1.96%       1.85%       1.87%
Ratio of net investment income to average net assets+         0.71%**            0.49%      0.33%      0.83%       0.51%       0.89%
Portfolio turnover rate                                         15%**              12%        12%        19%         13%         15%
Net assets, end of period (in thousands)                  $344,214           $445,252   $432,245   $425,022    $588,241    $568,385
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.88%**            1.87%      1.92%      1.96%       1.85%       1.87%
 Net investment income                                        0.71%**            0.49%      0.33%      0.83%       0.51%       0.89%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.88%**            1.87%      1.92%      1.96%       1.84%       1.87%
 Net investment income                                        0.71%**            0.49%      0.33%      0.83%       0.52%       0.89%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended  Year       Year       Year        Year        11/1/06 (a)
                                                       12/31/11          Ended      Ended      Ended       Ended       to
                                                       (unaudited)       6/30/11    6/30/10    6/30/09     6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                   $  18.69          $  15.08   $  14.03   $  18.84    $  21.15    $  19.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                 $   0.15          $   0.15   $   0.09   $   0.13    $   0.32    $   0.28
 Net realized and unrealized gain (loss) on
 investments                                              (1.80)             3.63       1.15      (4.76)      (2.29)       1.56
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $  (1.65)         $   3.78   $   1.24   $  (4.63)   $  (1.97)   $   1.84
Distributions to shareowners:
 Net investment income                                    (0.23)            (0.17)     (0.19)     (0.18)      (0.29)      (0.19)
 Net realized gain                                           --                --         --         --       (0.05)      (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (1.88)         $   3.61   $   1.05   $  (4.81)   $  (2.31)   $   1.64
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  16.81          $  18.69   $  15.08   $  14.03    $  18.84    $  21.15
====================================================================================================================================
Total return*                                             (8.83)%           25.15%      8.75%    (24.57)%     (9.51)%      9.52%***
Ratio of net expenses to average net assets+               1.40%**           1.40%      1.40%      1.40%       1.41%       1.40%**
Ratio of net investment income to average net assets+      1.16%**           0.99%      0.93%      1.47%       1.13%       1.47%**
Portfolio turnover rate                                      15%**             12%        12%        19%         13%         15%**
Net assets, end of period (in thousands)               $ 29,136          $ 39,046   $ 25,618   $  9,420    $  4,231    $    300
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                              1.43%**           1.63%      1.85%      2.11%       1.48%       1.62%**
 Net investment income                                     1.13%**           0.76%      0.48%      0.76%       1.06%       1.25%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                              1.40%**           1.40%      1.40%      1.40%       1.40%       1.40%**
 Net investment income                                     1.16%**           0.99%      0.93%      1.47%       1.14%       1.47%**
====================================================================================================================================

(a)  Class R shares were first publicly offered on November 1, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11    29

--------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended  Year         Year         Year          Year        Year
                                                 12/31/11          Ended        Ended        Ended         Ended       Ended
                                                 (unaudited)       6/30/11      6/30/10      6/30/09       6/30/08     6/30/07
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period             $    19.05        $    15.34   $    14.21   $    19.07    $  21.30    $  18.34
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                           $     0.16        $     0.27   $     0.19   $     0.21    $   0.29    $   0.28
 Net realized and unrealized gain (loss) on
  investments                                         (1.79)             3.69         1.17        (4.83)      (2.14)       2.91
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                    $    (1.63)       $     3.96   $     1.36   $    (4.62)   $  (1.85)   $   3.19
Distributions to shareowners:
 Net investment income                                (0.36)            (0.25)       (0.23)       (0.24)      (0.33)      (0.22)
 Net realized gain                                       --                --           --           --       (0.05)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $    (1.99)       $     3.71   $     1.13   $    (4.86)   $  (2.23)   $   2.96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    17.06        $    19.05   $    15.34   $    14.21    $  19.07    $  21.30
================================================================================================================================
Total return*                                         (8.54)%           25.92%        9.47%      (24.18)%     (8.87)%     17.47%
Ratio of net expenses to average net assets+           0.77%**           0.78%        0.75%        0.83%       0.75%       0.77%
Ratio of net investment income to average net
 assets+                                               1.83%**           1.61%        1.50%        2.01%       1.62%       2.00%
Portfolio turnover rate                                  15%**             12%          12%          19%         13%         15%
Net assets, end of period (in thousands)         $2,371,731        $2,655,530   $1,973,461   $1,231,649    $818,534    $599,166
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          0.77%**           0.78%        0.75%        0.83%       0.75%       0.77%
 Net investment income                                 1.83%**           1.61%        1.50%        2.01%       1.62%       2.00%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                          0.77%**           0.78%        0.75%        0.83%       0.75%       0.77%
 Net investment income                                 1.83%**           1.61%        1.50%        2.01%       1.62%       2.00%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year       Year       11/1/08 (a)
                                                12/31/11       Ended      Ended      to
                                                (unaudited)    6/30/11    6/30/10    6/30/09
------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period           $  18.91       $ 15.22    $ 14.12    $  15.66
------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment income                         $   0.19       $  0.28    $  0.14    $   0.17
  Net realized and unrealized gain
    (loss) on investments                          (1.81)         3.66       1.20       (1.46)
------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                     $  (1.62)      $  3.94    $  1.34    $  (1.29)
 Distributions to shareowners:
  Net investment income                            (0.36)        (0.25)     (0.24)      (0.25)
  Net realized gain                                   --            --         --          --
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value     $  (1.98)      $  3.69    $  1.10    $  (1.54)
------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $  16.93       $ 18.91    $ 15.22    $  14.12
================================================================================================
 Total return*                                     (8.55)%       25.98%      9.36%       8.16%***
 Ratio of net expenses to average net
  assets+                                           0.78%**       0.76%      0.80%       0.83%**
 Ratio of net investment income to average
  net assets+                                       1.80%**       1.68%      1.49%       1.97%**
 Portfolio turnover rate                              15%**         12%        12%         19%**
 Net assets, end of period (in thousands)       $ 36,698       $44,907    $29,865    $  5,674
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                      0.78%**       0.76%      0.80%       0.83%**
  Net investment income                             1.80%**       1.68%      1.49%       1.97%**
 Ratios with waiver of fees and assumption
  of expenses by the Adviser and reduction
  for fees paid indirectly:
  Net expenses                                      0.78%**       0.76%      0.80%       0.83%**
  Net investment income                             1.80%**       1.68%      1.49%       1.97%**
================================================================================================

(a)  Class Z shares were first publicly offered on November 1, 2008.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
***  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     31

Notes to Financial Statements | 12/31/11 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Cullen Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Fund is to seek capital appreciation. Current income is a secondary objective.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

32  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     33

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $58,870,489
Long-term capital gain                                                        --
--------------------------------------------------------------------------------
  Total                                                              $58,870,489
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $ 48,722,707
Capital loss carryforward                                          (544,714,205)
Unrealized appreciation                                             807,537,772
--------------------------------------------------------------------------------
  Total                                                            $311,546,274
================================================================================

34  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $43,794 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2011.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). During the six months ended December 31, 2011 the Portfolio recognized gains of $2,013 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     35
     investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Fund had no securities on loan.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the next $1 billion, 0.60% of the next $1 billion, 0.55% of the next $4.5 billion, and 0.525% on assets over $7.5 billion. Prior to January 1, 2011, the Fund's management fee was calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the next $1 billion, 0.60% of the next $1 billion, and 0.55% on assets over $3 billion. For the six months ended December 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the Fund's average daily net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Fund.

36  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.26%, 1.40% and 1.01% of the average daily net assets attributable to Class A, Class R and Class Y shares respectively. Class B, Class C and Class Z shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended December 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2013 for Class R shares, and through June 1, 2013 for Class A and Class Y shares. PIM also contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25% of the average daily net assets attributable to Class A shares. That expense limitation was in effect through November 1, 2010. Prior to November 1, 2010, Pioneer contractually agreed to limit ordinary operating expenses of the Fund to 2.15% of the average daily net assets attributable to Class B shares. The expense limitation expired on November 1, 2010. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $156,194 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                1,542,152
Class B                                                                   42,891
Class C                                                                  231,645
Class R                                                                   30,532
Class Y                                                                1,172,252
Class Z                                                                   13,367
--------------------------------------------------------------------------------
  Total                                                               $3,032,839
================================================================================

                    Pioneer Cullen Value Fund | Semiannual Report | 12/31/11
  37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $542,643 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.

4.   Distribution and Service Plans

The Fund has adopted a distribution plan ("The Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C, and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,791 in distribution fees payable to PFD at December 31, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 2011, CDSCs in the amount of $109,053 were paid to PFD.

38  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six monts ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.

6.   Line of Credit Facility

As of December 31, 2011, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participated in a $165 million committed, unsecured revolving line of credit facility. Borrowings were used solely for temporary or emergency purposes. The Fund was permitted to borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds paid an annual commitment fee for this facility. The commitment fee was allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2011, the Fund had no borrowings under this agreement.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     39

Approval of Investment Advisory and Sub-Advisory Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Cullen Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Cullen Capital Management, LLC (Cullen Capital) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Cullen Capital to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered

40 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11 the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2011, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2011, and in the third quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and PIM's plan for improving the Fund's performance. The Trustees agreed that they would closely monitor the implementation of PIM's plan for improving the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     41

Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the assets of the Fund were currently in excess of the last breakpoint in the Fund's management fee schedule. The Trustees considered information that showed that the current fee schedule for the Fund would remain competitive at higher asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees discussed the Fund's expense ratio and noted that it was four basis points above the median expense ratio of its peer group. The Trustees also noted the small size of the peer group. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Morningstar category.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were comparable to or higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund. The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM

42 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11 to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2010). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     43
considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.

44  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Subadviser
Cullen Capital Management, LLC

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     45

                           This page for your notes.

46  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     47

                           This page for your notes.

48  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     49

                           This page for your notes.

50  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                 Pioneer Cullen Value Fund | Semiannual Report | 12/31/11     51

                           This page for your notes.

52  Pioneer Cullen Value Fund | Semiannual Report | 12/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.